SENESCO

Senesco Technologies, Inc.

NYSE AMEX: SNT

NYSSA's 2011 Biotech-Specialty Pharma Conference

November 30th, 2011

Safe Harbor Statement

Certain statements included in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to: the ability of the Company to consummate additional financings; the development of the Company's gene technology; the approval of the Company's patent applications; the successful implementation of the Company's research and development programs and collaborations; the success of the Company's license agreements; the acceptance by the market of the Company's products; the timing and success of the Company's preliminary studies, preclinical research and clinical trials; competition and the timing of projects and trends in future operating performance, the Company's ability to comply with the continued listing standards of the NYSE/AMEX, as well as other factors expressed from time to time in the Company's periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this press release should be read in conjunction with the Company's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this press release, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

SENESCO

Value Proposition
for
Patients and Investors

Senesco is the Leader in eIF5A

- **Senesco has proprietary platform for eIF5A modulation**
  - Eukaryotic translation initiation Factor 5A is highly conserved
  - Mechanistic pathways elucidated by Senesco
- **Aberrant cell growth and cell death can cause disease**
  - Programmed cell death is a natural process
  - Eliminates redundant and defective cells
  - Can turn on too early (inflammation) or too late (cancer)
- **Products to re-program cell death and survival**
  - Partners with on-going field trials
  - Internal focus on human disease especially cancer

SENESCO

Senesco Value Proposition

- **Innovation – targeting cell death and survival**
  - Multiple product opportunities from proprietary platform
  - Large commercial opportunity in multiple myeloma
  - Further application for same drug in other cancers
  - Multiple milestone and royalty bearing licenses today
  - Exceptional IP protection – 99 issued patents

- **Evaluation in First Indication is On-going**
  - Open IND for SNS01-T in multiple myeloma
  - Study running at the Mayo Clinic
  - Safety and efficacy results over the next 12 months

SENESCO

Multiple Myeloma Needs New Options

- Multiple myeloma is an incurable cancer of plasma cells – “B-cell” cancer
- Orphan disease – with ~20,000 new cases annually in US
- Prevalence is ~60,000 in the US
- Median survival time from first treatment is 2½ to 5 years
- Market projected at $6 billion in 2018



SENESCO

How SNS01-T was designed to work

"Reprogramming Tumor Cells"

SNS01-T Targets B-Cell Cancers

- **Applying eIF5A platform to treat human disease**
  - SNS01-T is a nanoparticle
  - Designed to treat B-cell cancers
  - Down-regulates NF-kB – validated target
  - Up-regulates p53 – 'guardian of the genome'
  - Next generation for other diseases like diabetes



SNS01-T nanoparticle
~ 40 x 70 nM

Factor 5A – Cell Growth Switch

Factor 5A protein has two different forms that act as a biological switch to promote cell death or survival



Post-translational modification
amino acid
Lysine
switch
Hypusine
amino acid
F5A protein
F5A protein
Lysine form
stimulates cell death aka "apoptosis"
Hypusine form
promotes survival

Factor 5A – Cell Growth Switch

Factor 5A protein has two different forms that act as a biological switch to promote cell death or survival


Post-translational modification
amino acid
Arginine
Hypusine
amino acid
switch
F5A protein
F5A protein
Arginine form
stimulates cell death
aka "apoptosis"
Hypusine form
promotes survival

- Replace hypusine with arginine
- Switch from survival to cell death

SNS01-T has three components


Plasmid DNA
(pExp5A)
+
siRNA
(eIF5A)
+
In vivo-jetPEI
SNS01-T nanoparticle

SNS01-T has three components


Plasmid DNA
(pExp5A)
+
siRNA
(eIF5A)
+
In vivo-jetPEI
siRNA suppresses pro-survival hypusine – eIF5A resulting in inhibition of NF-kB activation
SNS01-T nanoparticle

SNS01-T has three components


Plasmid expressing eIF5A$_{k50R}$ under control of B-cell promoter induces selective apoptosis
Plasmid DNA
(pExp5A)
siRNA
(eIF5A)
In vivo-jetPEI
SNS01-T nanoparticle

SNS01-T has three components


Plasmid DNA
(pExp5A)
+
siRNA
(eIF5A)
+
ivo-jetPEI
PEI (polyethylenimine) – cationic polymer forms nanoparticle that protects the nucleic acids from serum nucleases and facilitates uptake and release
SNS01-T nanoparticle

Targeting Multiple Myeloma and Other Cancers

SENESCO

Multiple Myeloma
Large Market & High Unmet Medical Need

Company	Drug	2010 Sales
Takeda	bortezomib	$1,463 MM
Celgene	lenalidomide	$2,466 MM
Celgene	thalidomide	$387 MM

Primary market needs: ***treatment for refractory patients and fewer side effects especially peripheral neuropathy***

Active in All Tumor Cell Lines Tested

➢ **Factor 5A has broad activity in all cancer cell lines tested to date including:**

- human multiple myeloma
- human melanoma
- human nasal pharyngeal
- human colon carcinoma
- human cervical cancer
- human lung carcinoma
- human ovarian cancer
- human bladder carcinoma



Extensive *In Vivo* Confirmation of Activity

- **Efficacy in multiple disease models including:**
  - Melanoma (B16-F0) tumor growth inhibition in mice
  - Inhibition of disseminated melanoma (B16-F10) tumors in mouse lung [Gene Ther Mol Biol **12**, 207-218 (2008)]
  - Dose dependent growth inhibition of human B-cell tumors in mouse xenograft models
    - > 90% in human multiple myeloma tumors
    - > 85% in human mantle cell lymphoma
    - > 85% in human diffuse large B-cell lymphoma

>90% Inhibition of Human Myeloma Tumors in Mice


Average Tumor Volume of KAS-6/1 Subcutaneous Tumors in SCID Mice Treated Twice-Weekly with SNS01-T for 6 Weeks
Untreated
SNS01-T (0.375 mg/kg)
* p < 0.05 (n = 3)
** p < 0.01 (n = 3)
*** p < 0.001 (n = 3)
Last injection
Tumor Volume (mm³)
Days of Treatment
0
500
1000
1500
2000
2500
3000
0
10
20
30
40
50
60

SENESCO

>85% Inhibition of Human Diffuse Large and Mantle Cell Tumors in Mice


SuDHL6 Diffuse Large B Cell Xenograft Model - SNS01-T Dose Response
Days of Treatment

SuDHL6 DLBCL
0.09, 0.18, 0.375 mg/kg (2x/week)
>85% inhibition at 0.375 mg/kg
($p << 0.0001$)


SNS01-T Dose Response in JVM-2 Mantle Cell Lymphoma Model
Control Nanoparticle (0.375 mg/kg) n = 5
Tumor Volume (mm³)
Days of Treatment
0
5
10
15
20
25

JVM2 MCL
0.09, 0.18, 0.375, 0.75 mg/kg (2x/week)
>85% inhibition at 0.75 mg/kg
($p = 0.0001$)

- Dose-response relationship
- Highly significant inhibition of tumor growth
- 100% survival at ≥ 0.375 mg/kg during treatment

No Dosing Effect on Weight Gain in Mice


Mean Body Weight - JVM2 MCL Model
Body Weight (g)
Days of Treatment
0
2
4
6
8
10
12
14
16
18
20
0
5
10
15
20
25
30
Control Nanoparticle (0.375 mg/kg; 2x week)
SNS01-T (0.75 mg/kg; 2x/week)
SNS01-T (0.375 mg/kg; 2x/week)
SNS01-T (0.18 mg/kg; 2x/week)
SNS01-T (0.09 mg/kg; 2x/week)

Combination with SNS01-T Increases Potency of Marketed Products

	IC50	IC50 with IC20 SNS01-T
Cell lines	Bortezomib, nM	Bortezomib, nM
KAS-6/1	7.31	2.64 (~2.8X less)
U266	2.86	0.83 (~3.4X less)
RPMI-8226	2.12	1.51 (~1.4X less)

	IC50	IC50 with IC20 SNS01-T
Cell lines	Lenalidomide, uM	Lenalidomide, uM
KAS-6/1	69.78	2.37 (~29X less)
U266	62.05	1.42 (~43.7X less)
RPMI-8226	84.94	3.28 (25.9X less)

Lenalidomide works up to 40 times better with SNS01-T

SENESCO

Clinical Portfolio Status

Program	Lead Selection	Preclinical		Clinical Phase			NDA
		Optimization	Development	I	II	III	
SNS01-T Multiple Myeloma							~2016
SNS01-T Other B-cell cancers							~2018

SNS01-T can be extended to other B-cell cancer studies without significant additional pre-clinical investment

SENESCO

Clinical Trial Status

Clinical Study Plans

➢ **First dose in patients at Mayo**	**November, 2011**
➢ **Open second site**	**4Q-2011**

- **Premier multiple myeloma clinical sites**
  - John Lust, M.D. at Mayo Clinic, Rochester, MN

Phase 1b/2a: Open-label, Multiple-dose, Dose-escalation

➢ Study Design

- Relapsed/refractory multiple myeloma
  (failure on two standard regimens)
- Total of ~15 patients
- Dose escalation
- Twice-weekly i.v. infusions
- 6 consecutive weeks

Group	Dose (mg/kg)	Patients
1	0.0125	3
2	0.05	3
3	0.2	3
4	0.375	6

Phase 1b/2a: Open-label, Multiple-dose, Dose-escalation

Study Endpoints

- Safety and tolerability
- Plasmid DNA and siRNA pharmacokinetics
- Time to relapse or progression
- Tumor response (IMWG) including
  - Serum/urine levels of monoclonal (M) protein and C-reactive protein
  - kappa and lambda free light chain (FLC)

SENESCO

Management

Leslie J. Browne, Ph.D.	President & CEO, formerly CEO Pharmacopeia, Novartis
Joel Brooks	CFO & Treasurer formerly Goldstein, Golub, Kessler LLP
John E. Thompson, Ph.D.	Founder, CSO EVP, R&D, FRS of Canada Dean of Science, U of Waterloo
Richard S. Dondero	Vice President, R&D formerly VP Operations Cistron, J&J

Board of Directors

Harlan W. Waksal, M.D.	Chair, Former COO, Imclone Systems
John N. Braca	Exec Director Controller, Iroko Pharma
Leslie J. Browne, Ph.D.	President & CEO
Christopher Forbes	Vice Chair, Forbes Media, LLC
Warren Isabelle, CFA	Founder, Ironwood Investment Mgmt
Thomas C. Quick	Former Vice Chair, Quick & Reilly/Fleet
David Rector	Principal David Stephen Group
Ruedi Stalder	Former Exec Board Member Credit Suisse
John E. Thompson, Ph.D.	Executive VP, R&D, FRS of Canada
Jack Van Hulst	Operating Partner, SK Capital Partners

SENESCO

Financial Summary

Stock Exchange	**NYSE/AMEX - SNT**
52 Week Range:	**$0.16 - $0.36**
Shares Outstanding (10/31/2011):	**80.8 million**
Fully Diluted (10/31/2011):	**168.2 million**

	Year ended June 30, 2011	2010
Revenue	$ -	$ 140,000
Operating expenses		
General and administrative	$2,610,222	$2,349,116
Research and development	$3,720,394	$2,637,407
Total operating expenses	$6,330,616	$4,986,523
Cash and cash equivalents	$3,609,954	$8,026,296
Cash and cash equivalents (9/30/11)	$2,841,974	

SENESCO

Milestones and News Flow

✓ First dose in patients	Nov 2011
▶ Presentation of SNS01-T at ASH	4Q-2011
▶ Initial safety results from clinical study	4Q-2011
▶ Results from dosing groups starting	1Q-2012
▶ Complete study enrollment	1H-2012
▶ Topline results	2H-2012
▶ Extend to other B-cell cancers	2H-2012

Corporate Information

Senesco Technologies, Inc.
721 Route 202/206, Suite 130
Bridgewater, NJ 08807
Phone: 908-864-4444
www.senesco.com
NYSEAMEX: SNT

Investor Relations:
CEOcast, Inc.
Robert Woods, 212-732-4300
rwoods@ceocast.com